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                                                               Atlanta, Georgia
US $3,000,000.00                                               October 25, 1999

                                PROMISSORY NOTE


         FOR VALUE RECEIVED, the undersigned, ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership ("Borrower"), promises to pay to the order of FIRST UNION NATIONAL BANK, a national banking association, its successors and assigns (hereinafter, together with all subsequent holders of this Note, called "Lender"), whose address is Post Office Box 740074, Mail Code 9031, Atlanta, Georgia 30374, on or before the Maturity Date (hereinafter defined), the principal sum of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00), together with interest on the unpaid principal balance from time to time outstanding at the "Interest Rate" (hereinafter defined).

ARTICLE I.     DEFINED TERMS

          For purposes hereof:

         1.1 "Business Day" means a day on which commercial banks and foreign exchange markets settle payments in United States dollars in New York, New York and London, England.

         1.2 "Business Day Convention" means that an adjustment shall be made for any date that would otherwise fall on a day that is not a Business Day, so that such date will be the next following Business Day.

         1.3 "LIBOR Market Rate Index" means, for any day, the rate for 1-month U.S. dollar deposits as reported by Telerate page 3750 as of 11:00 am, London time, on such day, or if such day is not a London Business Day, then the immediately preceding London business day (or if not so reported, then as determined by Lender from another recognized source or interbank quotation).
In the event that the LIBOR Market Index Rate shall no longer be published or is no longer available for any reason, then Lender shall designate a comparable reference rate which shall be deemed to be the LIBOR Market Index Rate hereunder.
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         1.4  "Interest Rate" means the rate of interest established pursuant to Paragraph 2.2 below.

         1.5 "Loan" means the loan advanced under this Note and evidenced hereby and by the other Loan Documents (hereinafter defined).

         1.6 "Loan Documents" shall have the meaning given to it in the Security Deed (hereinafter defined).

         1.7 "London Business Day" means any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London, England.

         1.8 "Maturity Date" means the 30th day of April, 2000, subject to the Business Day Convention or such earlier date on which this Note shall become due by acceleration by Lender, by prepayment notice from Borrower, or otherwise.

         1.9 "Security Deed" means that certain Deed to Secure Debt and Security Agreement of even date herewith, executed by Borrower and given to Lender, covering certain real and personal property situated in Fulton County, Georgia, as more particularly described therein.


ARTICLE II.    INTEREST

         2.1 Calculation of Interest. Interest based on a 360-day year will be accrued on the number of days funds are actually outstanding, and shall be calculated on a daily basis.

         2.2 Interest Rate. Interest shall be charged on the outstanding principal balance from the date hereof until the full amount of principal due hereunder has been paid at a rate equal to the LIBOR Market Index Rate plus one and one-half percent (1.5%) per annum, as that rate may change from day to day in accordance with changes in the LIBOR Market Index Rate. Interest shall be calculated daily on the basis of the actual number of days elapsed over a 360 day year.


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ARTICLE III.    PAYMENT AND PREPAYMENT

         3.1 Payment. (a) Interest. Interest will be due and payable monthly in arrears on the 1st day of each month, commencing on November 1, 1999, and continuing on the same day of each month thereafter, subject to the Business Day Convention, provided that the final interest payment date shall be the Maturity Date.

              (b) Principal Payments. The entire remaining outstanding principal balance and all accrued and unpaid interest shall be due and payable in full on the Maturity Date.

              (c) Billing. Lender will bill Borrower monthly for interest accruing on this Note.

         3 2 Place of Payment. All payments hereunder shall be made to Lender at Lender's address set forth in the first paragraph on page 1 of this Note, or at such other address as Lender may from time to time designate in writing to Borrower. All amounts payable hereunder are payable in lawful money of the United States of America.

         3.3 Application of Payments. All payments on this Note shall, at the option of Lender, be applied first to the payment of accrued but unpaid interest, and any remainder shall be applied to reduction of the principal balance hereof. Lender's books and records shall be presumed correct as to the sums outstanding hereunder, except in the case of manifest error.

         3.4 Costs of Collection. Borrower agrees to pay all costs of collection hereof when incurred, including reasonable attorneys' fees, whether or not any legal action shall be instituted to enforce this Note.

         3.5 Prepayment. (a) Borrower shall have the right, at its election, to prepay the outstanding principal balance of this Note, in whole or in part, at any time without penalty or premium.

              (b) If any such prepayment is only a partial payment of the then outstanding principal balance hereof, such prepayment shall be accompanied by the payment of all accrued but unpaid


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interest on the portion of the outstanding principal balance of the Note being so paid through the date the prepayment is made. No partial prepayment shall affect the obligation of Borrower to make any payment of principal or interest due hereunder on the date set forth in this Note, until this Note has been paid in full.

         3.6 Receipt of Payments. Payments in federal funds immediately available in the place designated for payment received by Lender prior to 2:00 p.m. local time at said place of payment shall be credited prior to close of business, while other payments may, at the option of Lender, not be credited until immediately available to Lender in federal funds in the place designated for payment prior to 2:00 p.m. local time at said place of payment on a Business Day.

ARTICLE IV.     DEFAULT AND REMEDIES

         4.1 Events of Default. Each of the following events shall constitute an "Event of Default":

              (a) If Borrower shall fail, refuse or neglect to pay, in full, any installment or portion of the indebtedness evidenced hereby within five (5) days after the same shall become due and payable, whether at the due date thereof stipulated herein, or at a date fixed for prepayment, or by acceleration or otherwise; provided, however, that if such installment or portion of the indebtedness evidenced hereby becomes due and payable as a result of Lender's accelerating the maturity of this Note, the five (5) day grace period for payment set forth in this Paragraph 4.1(a) shall not apply to the accelerated Maturity Date.

              (b) The occurrence of any Event of Default under any other Loan Document.

              (c) If there shall be a default in the payment of any other loan from Lender to Borrower, whether now or hereafter existing, or such borrower shall fail to perform any of its obligations in connection therewith.

         4.2 Late Payment Fee and Default Rate. (a) Upon the occurrence of an Event of Default that is a monetary default:


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              (a)  Borrower shall, without notice or demand from lender, pay a late payment fee of five percentage points (5%) of the amount of principal and/or interest due in order to cover the extra expense involved in handling delinquent payments; and

              (b) at Lender's option, the interest rate shall become the Interest Rate plus five percentage points (5%) per annum, (the "Default Rate") commencing with and continuing for so long as this Note or any portion hereof is in default.

              (c) Payment of such late payment fee shall be a condition precedent to the curing of any monetary Event of Default. Acceptance by Lender of any late payment without an accompanying late payment fee shall not be deemed a waiver of Lender's right to receive such late payment fee or to receive a late payment fee for any subsequent payment received more than five
(5) days after its due date. This paragraph shall not be deemed to be a waiver of Lender's right to accelerate payment of this Note under the terms hereof.

         4.3 Acceleration; Other Remedies. Upon the occurrence of an Event of Default, Lender may, at its option, without further notice or demand, declare the unpaid principal balance and accrued interest on this Note at once due and payable, foreclose all security deeds, mortgages and liens securing payment hereof, pursue any and all other rights, remedies, and recourses available to Lender, or pursue any combination of the foregoing, all remedies hereunder and under the Loan Documents being cumulative.

         4.4 No Waiver. Failure to exercise any of the foregoing options shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect to any other event. The acceptance by Lender of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing options at that time or at any subsequent time or nullify any prior exercise of any such option without the express written consent of Lender.


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ARTICLE V.     MISCELLANEOUS

         5.1 Waivers. (a) Except as otherwise specifically provided in the Loan Documents, Borrower and any endorsers or guarantors hereof jointly and severally waive presentment and demand for payment, notice of intent to accelerate maturity, notice of acceleration of maturity, protest or notice of protest and nonpayment, bringing of suit and diligence in taking any action to collect any sums owing hereunder or in proceeding against any of the rights and properties securing payment hereof. Borrower and any endorsers or guarantors hereof agree that the time for any payments hereunder may be extended from time to time without notice and consent to the acceptance of further security or the release of any existing security for this Note, all without in any manner affecting their liability under or with respect to this Note. No extension of time for the payment of this Note or any installment hereof shall affect the liability of Borrower under this Note even though Borrower is not a party to such agreement.

              (b) Borrower hereby waives and renounces, to the extent same may be waived and renounced, for itself, its legal representatives, successors and assigns, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshaling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now provided or which may hereafter be provided by the Constitution and the laws of the United States and of any state, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note.

         5.2 Homestead. Borrower hereby transfers, assigns and conveys to Lender a sufficient amount of homestead and exemption which Borrower or Borrower's family may have under or by virtue of the Constitution and laws of the United States and of any state. In case of bankruptcy, Borrower authorizes and directs the trustee to deliver to Lender a sufficient amount of property or money claims as exempt to pay this Note and Lender is appointed attorney-in-fact for Borrower to claim any and all homestead exemptions allowed by law.


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         5.3  Loan Documents. This Note is issued pursuant to the Loan
Documents and is secured, inter alia, by the Security Deed. All of the agreements, conditions, covenants, warranties, representations, provisions and stipulations made by or imposed upon Borrower under the Loan Documents are hereby made a part of this Note to the same extent and with the same force and effect as if they were fully inserted herein, and Borrower covenants and agrees to keep and perform the same, or cause them to be kept and performed, strictly in accordance with their terms.

         5.4 Loan for Business Purposes. This Note is given for business purposes and none of the proceeds of the Loan or this Note will be used for personal, family or household purposes.

         5.5 Multiple Parties. If this Note is executed by more than one party, each such party shall be jointly and severally liable for the obligations of Borrower under this Note. If the Borrower is a partnership, each general partner of Borrower shall be jointly and severally liable hereunder, and each such general partner hereby waives any requirement of law that, upon an occurrence of an Event of Default hereunder or under any of the Loan Documents, Lender exhaust any assets of Borrower before proceeding against such general partner's assets.

         5.6 Borrower. The term "Borrower" as used in this Note shall mean and have reference to, collectively, all parties and each of them directly or indirectly obligated for the indebtedness evidenced by this Note, whether as principal maker, endorser, guarantor, or otherwise, together with all parties who have acquired the property conveyed by the Security Deed or any portion or portions thereof, together with the respective heirs, administrators, executors, legal representatives, successors and assigns of each of the foregoing.

         5.7 Notice. All notices or other communications required or permitted to be given pursuant to this Note shall be in writing and shall be considered properly given if mailed by first-class United States mail, postage prepaid, registered or certified with return receipt requested, or by delivering same in person to the intended addressee, or by prepaid telegram, telex or telecopy. Notice so mailed shall be effective two (2) days after its deposit. Notice given in any other manner shall be effective only if and when received by the addressee. For


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purposes of notice, the address and telecopy number of Borrower shall be the address and telecopy number listed on the final page of this Note, and Lender's address shall be 999 Peachtree Street, 9th Floor, Atlanta, Georgia 30309 (for notice delivered by personal delivery or telegram), and P. O. Box 740074, Mail Code 9031, Atlanta, Georgia 30374 (for notice delivered by registered or certified mail), and Lender's telecopy number shall be (404) 225-4113; provided, however, that either party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of one month's notice to the other party in the manner set forth hereinabove.

         5.8 Governing Law. This Note shall be governed by and construed according to the laws of the State of Georgia, except that United States federal law shall govern to the extent that it permits Lender to contract for, charge or receive a greater amount of interest, and giving effect to all other United States federal laws applicable to national banks. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with the applicable law now or hereafter governing the interest payable on this Note or the Loan. If the applicable law is ever revised, repealed, or judicially interpreted so as to render usurious any amount called for under this Note, or under any of the Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Loan, or if Lender's exercise of the option herein contained to accelerate the maturity of this Note, or if any prepayment by Borrower results in Borrower's having paid any interest in excess of that permitted by applicable law, then it is Borrower's and Lender's express intent that all excess amounts theretofore collected by Lender be credited on the principal balance of this Note (or, if the Note has been paid in full, refunded to Borrower), and the provisions of this Note and the Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness evidenced hereby and by the other Loan Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such


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indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to the Loan for so long as debt is outstanding under the Loan.

         5.9 Severability. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

         5.10 Time of the Essence. BORROWER AGREES THAT TIME IS OF THE ESSENCE IN THE PERFORMANCE OF ALL OBLIGATIONS HEREUNDER.

         5.11 CONSENT TO JURISDICTION; WAIVER OF RIGHT TO TRIAL BY JURY. BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR GEORGIA STATE COURT SITTING IN FULTON COUNTY, GEORGIA, AND HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY OF, ANY CLAIM, DEMAND, PROCEEDING ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS NOTE, ANY OTHER LOAN DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF BORROWER AND LENDER WITH RESPECT TO THIS NOTE, ANY OTHER LOAN DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND BORROWER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BORROWER TO JURISDICTION AND THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. BORROWER ACKNOWLEDGES AND AGREES THAT THE WITHIN CONSENT AND WAIVER ARE MATERIAL INDUCEMENTS TO LENDER TO MAKE THE LOAN.

         IN WITNESS WHEREOF, this Note has been duly executed under seal in Atlanta, Georgia on the date first above written.


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                                    BORROWER

                                    ROBERTS PROPERTIES RESIDENTIAL, L.P.

                                    BY:  ROBERTS REALTY INVESTORS, INC., its
                                         sole general partner

                                    By: /s/
                                       -------------------------------------
                                       Its:
                                           ---------------------------------

                                    Attest:  /s/ Charles R. Elliott
                                           ---------------------------------
                                       Title:  CFO
                                             -------------------------------


                                                    [CORPORATE SEAL]


                                    Borrower's Address:
                                    8010 Roswell Road
                                    Suite 120
                                    Atlanta, Georgia 30350



                                    Borrower's Telecopy Number:
                                    770-396-0706


                                    Borrower's Tax Identification Number:
                                    58-2122875

         This signature page is attached to and is a part of that certain Promissory Note in the original principal amount of Three Million and No/100 Dollars ($3,000,000.00), from Roberts Properties Residential, L.P., as "Borrower," to First Union National Bank, as "Lender."


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